UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 17, 2008
Grubb & Ellis Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300
Santa Ana, California		92705
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code:     714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 7.01 Regulation FD Disclosure.
The slide presentation attached hereto as Exhibit 99.1 will be presented by Grubb & Ellis Healthcare REIT, Inc. at its 2008 Annual Meeting of Stockholders to be held on June 17, 2008 in Newport Beach, California.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Grubb & Ellis Healthcare REIT, Inc. 2008 Annual Meeting of Stockholders slide presentation

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.
Date: June 17, 2008	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Grubb & Ellis Healthcare REIT, Inc. 2008 Annual Meeting of Stockholders slide presentation